UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): June 27, 2003

NEUBERGER BERMAN INC.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER 001-15361

DELAWARE	06-1523639
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

605 Third Avenue

New York, NY 10158

(Address of principal executive offices)

(212) 476-9000

(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS

On June 27, 2003, Neuberger Berman Inc. (the “Corporation”), confirmed that it is engaged in preliminary discussions concerning a possible business combination.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.	Document

Additional Exhibits

99.1	Press release issued by the Corporation on June 27, 2003 confirming that it is engaged in preliminary discussions concerning a possible business combination.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Neuberger Berman Inc. (Registrant)

By:	/s/ Matthew S. Stadler Matthew S. Stadler Chief Financial Officer

Date: July 2, 2003

EXHIBIT INDEX

99.1	Press release issued by Neuberger Berman Inc. on June 27, 2003, confirming that it is engaged in preliminary discussions concerning a possible business combination.